UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 28, 2005


                        BrainStorm Cell Therapeutics Inc.
             (Exact name of registrant as specified in its charter)

            Washington                333-61610                912061053
   (State or other jurisdiction      (Commission             (IRS Employer
        of incorporation)            File Number)          Identification No.)

                           1350 Avenue of the Americas
                               New York, NY 10019
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code       212-557-9000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On March 28, 2005 at a Special Meeting, our shareholders approved our 2004 Global Share Option Plan and the Israeli Appendix thereto which applies solely to participants who are residents of Israel (the " Global Plan"), our 2005 U.S. Stock Option and Incentive Plan (the "U.S. Plan"), and the reservation of 9,143,462 shares of our Common Stock for issuance in aggregate under the Global Plan and the U.S. Plan. Any awards granted under the Global Plan and the U.S. Plan will reduce the total number of shares available for future issuance under each plan. The Global Plan and U.S. Plan had been adopted by our Board of Directors on November 25, 2004 and February 24, 2005, respectively. The following summary of the terms of the Global Plan and the U.S. Plan is qualified in its entirety by the full text of the Global Plan and the U.S. Plan, which are attached hereto as Exhibits 10.11 and 10.12.


Global Plan

Administration. To date the Global Plan has been administered by the Board of Directors. The Board may, however, delegate its powers under the Global Plan to a compensation committee of the Board (the "Compensation Committee") which shall consist of at least two (2) members of the registrant's Board of Directors. Notwithstanding, the Board shall automatically have residual authority (i) if no committee shall be constituted, (ii) with respect to rights not delegated by the Board to the Committee, or (iii) if the Compensation Committee shall cease to operate for any reason whatsoever.

Participation. The Global Plan provides that the persons eligible for participation in the Global Plan shall include employees, directors, and/or service providers such as consultant, or adviser of the registrant or any affiliate, or any other person who is not an employee (also referred to as non-employee). In determining the eligibility of an individual to be granted options pursuant to the Global Plan, as well as in determining the number of options to be granted to any individual, the Board of Directors takes into account the position and responsibilities of the individual being considered, the nature and value to the registrant or its subsidiaries of the individual's service and accomplishments, his or her present and potential contribution to the success of the registrant or its subsidiaries, and such other factors as the Board of Directors deems relevant. The number of individuals potentially eligible to participate in the Global Plan currently includes three officers, two employees, two scientific consultants, two non-employee directors and an indeterminate number of additional consultants and service providers of the registrant.

Terms and Provisions of Options. Options granted under the Global Plan are exercisable at such times and during such period as is set forth in the option agreement, and shall terminate upon the earlier of (i) the date set forth in the option agreement, (ii) the expiration of ten (10) years from the date of grant, or (iii) the expiration of any extended period in any of the events set forth below. The option agreement may contain such provisions and conditions as may be determined by the Compensation Committee. The option exercise price for each share subject to an option shall be determined by the Compensation Committee in its sole and absolute discretion in accordance with applicable law, subject to any guidelines as may be determined by the Board of Directors from time to time. The exercise price shall be payable upon the exercise of an option in cash, check, or wire transfer.

An option or any right with respect thereto of any optionee to exercise an option granted under the Global Plan is not assignable or transferable, nor may it be given as collateral nor may any right with respect thereto be given to a third party whatsoever, other than by will or the laws of descent and distribution, or as specifically otherwise allowed under the Global Plan. Moreover, during the lifetime of the optionee, each and all of such optionee's rights to purchase shares under the Global Plan shall be exercisable only by the optionee.

In the event of a termination of optionee's employment or service, all options granted to such optionee shall immediately expire. Notwithstanding the foregoing and unless otherwise determined in the optionee's option agreement, an option may be exercised after the date of termination as follows: If the termination is without cause, the unexpired vested options still in force may be exercised within a period of three (3) months after the date of such termination. If such termination of employment is the result of death or disability, the vested unexpired options still in force may be exercised within a period of twelve (12) months after such date of termination. If such termination of employment or service is for cause, any outstanding unexercised option will immediately expire and terminate, and the optionee shall not have any right in respect thereof. In no event shall an option be exercisable after the date upon which it expires by its terms. Notwithstanding the above, the Compensation Committee has the authority to extend the term of all or part of the vested options beyond the date of such termination for a period not to exceed the period during which the options by their terms would otherwise have been exercisable.

Merger; Acquisition; Reorganization. The Global Plan provides that in the event of a merger, acquisition, or reorganization of the registrant or in the event of a sale of all or substantially all of the assets or shares of the registrant to another entity (a "Transaction") the unexercised options shall be assumed or substituted for an appropriate number of shares of each class of shares or other securities of the successor corporation (or a parent or subsidiary of the successor corporation) as were distributed to the shareholders of the registrant in connection with the Transaction. In the case of such assumption and/or substitution of options, appropriate adjustments shall be made to the exercise price so as to reflect such option and all other terms and conditions of the option agreements, all subject to the determination of the Compensation Committee or the Board of Directors, which determination shall be in their sole discretion and final. The Global Plan further provides that in the event that the outstanding shares shall at any time be changed or exchanged by declaration of a share dividend (bonus shares), share split or reverse share split, combination or exchange of shares, recapitilization, or any other like event by or of the registrant, and as often as the same shall occur, then the number, class and kind of shares subject to the Global Plan or subject to any options theretofore granted, and the exercise prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares without changing the aggregate exercise price, provided, however, that no adjustment shall be made by reason of the distribution of subscription rights on outstanding shares. Upon the occurrence of any of the above, the class and aggregate number of shares issuable pursuant to the Global Plan, in respect of which options have not yet been exercised, shall be appropriately adjusted.

The Board of Directors or the Compensation Committee shall also have the power to determine that in certain option agreements there shall be a clause instructing that if in any Transaction the successor corporation (or parent or subsidiary of the successor corporation) does not agree to assume or substitute the options, the vesting dates of outstanding options shall be accelerated so that any unvested option or any portion thereof shall be immediately vested prior to the effective date of the Transaction.

Upon voluntary dissolution or liquidation of the registrant, the registrant shall immediately notify all unexercised option holders of such voluntary liquidation, and the option holders shall then have ten (10) days to exercise any unexercised vested options held by them at that time. Upon the expiration of such ten-days period, all remaining outstanding options will terminate immediately.

Termination and Amendment. Unless sooner terminated, the Global Plan shall terminate ten (10) years from November 25, 2004, the date upon which it was adopted by the Board of Directors. The Board of Directors may at any time terminate or suspend the Global Plan or make such modification or amendment as it deems advisable; provided, however, that no amendment, alteration, suspension or termination of the Global Plan shall impair the rights of any optionee, unless mutually agreed otherwise by the optionee and the registrant. Termination of the Global Plan prior to the termination date shall not affect the Board of Director's ability to exercise the powers granted to it thereunder with respect to options granted under the Global Plan prior to the date of such earlier termination. The registrant shall obtain the approval of its shareholders for amendment to the Global Plan if shareholders' approval is required under any applicable law, or if shareholders' approval is required by any authority or by any governmental agencies or national securities exchanges.

Israeli Appendix and Tax Matters. Section 102 of the Israeli Income Tax Ordinance (New Version), 1961, as amended (the "Section 102"; "Tax Ordinance", respectively) shall apply to allocation of options and/or shares to employees, including directors and office holders, but excluding controlling shareholders (as defined in Section 32(9) of the Ordinance) (the "Employees"). Options granted under the amended Section 102 may be classified as Approved 102 Option to be held by a trustee for the benefit of the Employees for such period of time as required by Section 102 or any regulations, rules or orders or procedures promulgated thereunder (the "Trustee"; "Holding Period", respectively) or as Unapproved 102 Option, without a trustee. The Trustee is an individual who is appointed by the registrant and approved by the Israeli Tax Authorities. Under the trustee track, the trustee may not release any shares allocated or issued upon exercise of Approved 102 Options prior to the full payment of optionee's tax liabilities arising from Approved 102 Options which were granted to him and/or any shares allocated or issued upon exercise of such options. With respect to any Approved 102 Option, an optionee shall not sell or release from trust any share received upon the exercise of an Approved 102 Option and/or any share received subsequently following any realization of rights, including bonus shares, until the lapse of the Holding Period described above. If any such sale or release shall occur during the Holding Period the sanctions under Section 102 shall apply and shall be borne by such optionee. Approved 102 Options may either be classified as "ordinary income option" or "capital gains option". The classification of the type of options as "ordinary income option" or "capital gain option" depends on the election made by the registrant prior to the date of grant, and obligates the registrant to grant such type of option to all of its Employees for a period of one year following the year during which options were first granted.

We have chosen to grant options to our Employees as Approved 102 Options under the capital gain track. Such election was appropriately filed with the Israeli tax authorities before the grant of an Approved 102 Option. Under such track, the Employee will realize a capital gain upon the sale of shares received following the exercise of such options or upon release of such shares from trust, whichever is earlier.

U.S. Plan

U.S. Plan Administration. The administrator (our board or a committee of not fewer than two non-employee directors who are independent) has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the U.S. Plan.

Eligibility and Limitations on Grants. Persons eligible to participate in the U.S. Plan will be those current or prospective officers, employees, non-employee directors and other key persons (including consultants) of the registrant and its subsidiaries as selected from time to time by the administrator. An indeterminate number of consultants and service providers of the registrant are currently eligible to participate in the U.S. Plan. No more than 9,143,462 shares shall be issued in the form of incentive stock options.

Stock Options. The U.S. Plan permits the granting of (i) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the U.S. Internal Revenue Code of 1986 and (ii) options that do not so qualify. Options granted under the U.S. Plan will be non-qualified options if they (i) fail to qualify as incentive options, (ii) are granted to a person not eligible to receive incentive options under the Internal Revenue Code of 1986, or (iii) otherwise so provide. Non-qualified options may be granted to any persons eligible to receive incentive options, to non-employee directors and other non-employee key persons. The option exercise price of each option will be determined by the administrator but may not be less than 100% of the fair market value of the Common Stock on the date of grant.

The term of each option will be fixed by the administrator and may not exceed ten years from the date of grant. The administrator will determine at what time or times each option may be exercised and, subject to the provisions of the U.S. Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the administrator.

Upon exercise of options, the option exercise price must be paid in full either in cash or by certified or bank check or other instrument acceptable to the administrator or, if the administrator so permits, by delivery (or attestation to the ownership) of shares of Common Stock that meet such requirements as may be specified by the administrator including shares of Common Stock that are not subject to any restrictions imposed by the registrant and that have been held by the optionee for at least six months or that were purchased in the open market by the optionee. Subject to applicable law, the exercise price may also be delivered to the registrant by a broker pursuant to irrevocable instructions to the broker from the optionee.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

Restricted Stock. The administrator may award shares of Common Stock to participants subject to such conditions and restrictions as the administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified restricted period. The purchase price (if any) of shares of Restricted Stock will be determined by the administrator. If the performance goals and other restrictions are not attained, the grantee will automatically forfeit their awards of restricted stock to the registrant.

Tax Withholding. Participants in the U.S. Plan are responsible for the payment of any federal, state or local taxes that the registrant is required by law to withhold upon any option exercise or vesting of other awards. Subject to approval by the administrator, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing the registrant to withhold shares of Common Stock to be issued pursuant to an option exercise or other award, or by transferring to the registrant shares of Common Stock having a value equal to the amount of such taxes.

Adjustments for Stock Dividends, Stock Splits, Etc. The U.S. Plan authorizes the compensation committee to make appropriate adjustments to outstanding awards to reflect stock dividends, stock splits and similar events. In the event of a merger, consolidation, sale of the registrant or similar event, the administrator will make appropriate adjustments in the limits specified in the U.S. Plan and to outstanding awards. The administrator may also adjust outstanding awards to take into consideration material changes in accounting practices or extraordinary dividends or similar events if the administrator determines that such adjustments are appropriate.

Change in Control Provisions. The U.S. Plan provides that in the event of a sale event (as defined in the U.S. Plan) resulting in a change in control of the registrant, all stock options and restricted stock awards will be appropriately adjusted and assumed with the same vesting schedule by the successor entity (unless otherwise provided in the award agreement or by the administrator). If any awards are not so assumed, the administrator will provide for a period of time before the change in control during which then exercisable options may be exercised. In addition, in the event of a sale event in which the registrant's stockholders will receive cash consideration, the registrant may make or provide for a cash payment to participants holding options equal to the difference between the per share cash consideration and the exercise price of the options.

Amendments and Termination. The Board of Directors may at any time amend or discontinue the U.S. Plan and the administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder's consent. Any amendments that materially change the terms of the U.S. Plan, including any amendments that increase the number of shares reserved for issuance under the U.S. Plan, expand the types of awards available, materially expand the eligibility to participate in, or materially extend the term of, the U.S. Plan, or materially change the method of determining fair market value of Common Stock, will be subject to approval by stockholders. Amendments shall also be subject to approval by the registrant's stockholders if and to the extent determined by the administrator to be required by the U.S. Internal Revenue Code of 1986 to preserve the qualified status of incentive options. In addition, except in connection with a reorganization of the registrant or a merger or other transaction, the Board may not reduce the exercise price of an outstanding stock option or effect repricing of an outstanding stock option through cancellation or regrants.

Tax Aspects Under the U.S. Internal Revenue Code

The following is a summary of the principal federal income tax consequences of transactions under the U.S. Plan. It does not describe all federal tax consequences under the U.S. Plan, nor does it describe foreign, state or local tax consequences.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of Common Stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) there will be no deduction for the Company for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee. An optionee will not have any additional FICA (Social Security) taxes upon exercise of an incentive option.

If shares of Common Stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock at exercise (or, if less, the amount realized on a sale of such shares of Common Stock) over the option price thereof, and (ii) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of Common Stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. With respect to non-qualified options under the U.S. Plan, no income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of Common Stock. Upon exercise, the optionee will also be subject to FICA taxes on the excess of the fair market value over the exercise price of the option.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on the Company's Deductions. As a result of Section 162(m) of the Code, the Company's deduction for certain awards under the U.S. Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of
Section 162(m) of the Code).

Option Grants under the Global Plan

On December 31, 2004, pursuant to our Global Plan and subject to our shareholders' approval of such plan, we entered into option agreements with Dr. Yaffa Beck, our President and Chief Executive Officer, and Mr. Yoram Drucker, our Chief Operating Officer. Under the option agreements, Dr. Beck and Mr. Drucker were granted, respectively, stock options to purchase 1,828,692 and 685,760 shares of our common stock at a price per share of $0.15 each, which options will vest and become exercisable in thirty six (36) equal monthly installments beginning on the effective date of their employment agreements (the "Effective Date"). In addition, two years from the Effective Date, Dr. Beck will be entitled to receive an additional stock option grant to purchase the number of shares of our common stock that represents two percent (2%) of our issued and outstanding share capital as of that date at a price per share of $0.15 each, which additional options shall also vest and become exercisable in thirty six
(36) equal monthly installments commencing as of such date. Each of these options shall be exercisable by Dr. Beck and Mr. Drucker for a ten (10) year period following the Effective Date, but in any case not later than four (4) years after termination of their employment agreement. Under Dr. Beck's and Mr. Drucker's option agreements, in the event that we terminate their employment without cause or in the event that the they resign as a result of constructive discharge (as defined below) or in the event of termination of their employment by reason of disability (as defined below) or death, all of the remaining unvested options granted to them shall vest immediately as of the date of the notice of termination, and they or their legal representative, estate or other person to whom their rights are transferred by will or by laws of descent or distribution, shall be entitled to exercise the vested options from said date until the earlier of (i) the lapse of four (4) years thereafter, or (ii) their expiration Date. In the event their employment is terminated by reason of disability or death within two (2) years of the Effective Date, only 67% of the remaining unvested options shall vest immediately as of the date of the notice of termination and Dr. Beck and Mr. Drucker or their legal representative, estate, or other person to whom their rights are transferred by will or by laws of descent or distribution, shall be entitled to exercise the vested options as above. The term "constructive discharge" is defined as (i) material reduction in their compensation; (ii) material reduction in the level, scope of job responsibility or status or material change in Dr. Beck's and Mr. Drucker's position occurring without their consent; (iii) relocation to an office which is more than sixty (60) kilometers from the office where they were previously located to which they have not agreed; or (iv) voluntary termination by Dr. Beck and Mr. Drucker as a result of an M&A Transaction or within 6 months thereafter. For the purposes hereof, "M&A Transaction" shall mean a merger, consolidation, corporate reorganization, or any transaction in which all or substantially all of the assets or shares of the registrant and/or its subsidiary are sold, leased or transferred to another company or otherwise disposed of; and the term "Disability" shall mean a physical or mental infirmity which impairs Dr. Beck's and Mr. Drucker's ability to substantially perform their duties under their employment agreements and which continues for a period of least ninety (90) consecutive days. In the event that we terminate Dr. Beck's and Mr. Drucker's employment with cause, they shall be entitled to exercise the options vested as of the date of the notice of termination until 12 months following such date. We have agreed to register the shares underlying these options on an S-8 registration statement; provided that this obligation shall not take effect until the one-year anniversary of the grant of the options.

On March 29, 2005, pursuant to our Global Plan, we entered into an option agreement with Mr. David Stolick, our Chief Financial Officer. Under the option agreement, Mr. Stolick was granted stock options to purchase 400,000 shares of our common stock at a price per share of $0.75 each, which options will vest and become exercisable in thirty six (36) equal monthly installments beginning on the effective date of his employment agreement (the "Effective Date"). These options shall be exercisable by Mr. Stolick for a ten (10) year period following the Effective Date, but in any case not later than two (2) years after termination of his employment Agreement. Under Mr. Stolick's option agreement, in the event that Mr. Stolick resigns as a result of constructive discharge, or in the event of termination of employment by reason of Mr. Stolick's disability or death, 67% of the remaining unvested options granted to Mr. Stolick shall vest immediately as of the date of the notice of termination, and Mr. Stolick or his successor shall be entitled to exercise the vested options from the date of such termination until the earlier of two (2) years thereafter or their expiration date. For these purposes, "constructive discharge" is defined as (i) material reduction in Mr. Stolick's compensation; or (ii) voluntary termination by Mr. Stolick as a result of or within 6 months of, a merger, consolidation, corporate reorganization, or any transaction in which all or substantially all of the assets or shares of the registrant and/or its subsidiary are sold, leased or transferred to another company or otherwise disposed of. "Disability" is defined as a physical or mental infirmity which impairs Mr. Stolick's ability to substantially perform his duties under his employment agreement and which continues for a period of at least one hundred and eighty (180) consecutive days. We have agreed to register the shares underlying these options on an S-8 registration statement; provided that this obligation shall not take effect until the one year anniversary of the grant of the options.

Copies of Dr. Beck's, Mr. Drucker's, and Mr. Stolick's option agreements are attached hereto as Exhibits 10.13, 10.14, and 10.15, respectively.

Item 9.01. Financial Statements and Exhibits

      (c)   Exhibits.

            10.11     2004 Global Share Option Plan and its Israeli
                      Appendix A

            10.12     2005 U.S. Stock Option and Incentive Plan

            10.13 Option Agreement, dated as of December 31, 2004, between Dr. Yaffa Beck and the Registrant*

            10.14 Option Agreement, dated as of December 31, 2004, between Mr. Yoram Drucker and the Registrant*

            10.15 Option Agreement, dated as of March 29, 2005, between Mr. David Stolick and the Registrant*

* Indicates management contract or compensatory plan or arrangement

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 31, 2005


BRAINSTORM CELL THERAPEUTICS INC.


/s/    Yaffa Beck
----------------
Name:  Yaffa Beck
Title: President & CEO

                                  EXHIBIT INDEX

Exhibit Number        Description
--------------        -----------

10.11                 2004 Global Share Option Plan and its Israeli Appendix A
10.12                 2005 U.S. Stock Option and Incentive Plan
10.13 Option Agreement, dated as of December 31, 2004, between Dr. Yaffa Beck and the Registrant*
10.14 Option Agreement, dated as of December 31, 2004, between Mr. Yoram Drucker and the Registrant*
10.15                 Option Agreement, dated as of March 29, 2005, between Mr.
                      David Stolick and the Registrant*

* Indicates management contract or compensatory plan or arrangement